                                                                     Exhibit 4.1










                          FIFTH SUPPLEMENTAL INDENTURE

                                     Between

                          AIRTOUCH COMMUNICATIONS, INC.


                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO
                                   as Trustee

                            Dated as of June 3, 1998



               Supplemental To Indenture Dated as of July 16, 1996

                          FIFTH SUPPLEMENTAL INDENTURE

        THIS FIFTH SUPPLEMENTAL INDENTURE, dated as of June 3, 1998, between AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (the "Trustee"),

                                   WITNESSETH:

        WHEREAS, the Company and the Trustee have entered into that certain Indenture dated as of July 16, 1996, as amended to the date hereof, and such Indenture provides that the Company and the Trustee may, at any time and from time to time, under circumstances set forth in Article 10 thereof, enter into one or more supplemental indentures without the consent of the holders of the outstanding Securities for the purpose of supplementing the provisions of the Indenture;

        WHEREAS, pursuant to the provisions of Section 2.01 of the Indenture, the Company wishes to establish a Series of Securities to be issued by the Company under the Indenture to be in the aggregate principal amount of U.S. $200,000,000, bearing interest at the rates and subject to such other terms and provisions as are hereinafter set forth;

        WHEREAS, the Company has duly authorized the execution and delivery of this Fifth Supplemental Indenture, and all things necessary have been done to make this Fifth Supplemental Indenture a valid agreement of the Company, in accordance with its terms;

NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:

        That in order to declare additional terms and conditions upon which certain Series of Securities may hereafter be issued, authenticated and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the holders thereof, the Company covenants and agrees with the Trustee as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

        SECTION 1.01. CERTAIN TERMS DEFINED. The terms defined in this Section
1.01 shall, for all purposes of the Indenture and this Fifth Supplemental Indenture, have the meanings herein specified, unless the context clearly otherwise requires or unless otherwise indicated:

COMPARABLE TREASURY ISSUE

        The term "Comparable Treasury Issue" means, with respect to the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

COMPARABLE TREASURY PRICE

        The term "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes, (i) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

FIFTH SUPPLEMENTAL INDENTURE

        The term "Fifth Supplemental Indenture" means the Fifth Supplemental Indenture dated as of June 3, 1998 between the Company and the Trustee.

FIRST SUPPLEMENTAL INDENTURE

        The term "First Supplemental Indenture" means the First Supplemental Indenture dated as of July 16, 1996 between the Company and the Trustee.

FOURTH SUPPLEMENTAL INDENTURE

        The term "Fourth Supplemental Indenture" means the Fourth Supplemental Indenture dated as of May 4, 1998 between the Company and the Trustee.

GLOBAL NOTES

        The term "Global Notes" means, for the purposes of this Fifth Supplemental Indenture only, the Global Notes representing the Notes.

INDENTURE

        The term "Indenture" means the Indenture dated as of July 16, 1996 between the Company and the Trustee, as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, or as it may from time to time be further supplemented, modified or amended, as provided therein, and shall include the form and terms of particular Series of Securities established in accordance with the provisions of Sections 2.01 and 2.02.

INDEPENDENT INVESTMENT BANKER

        The term "Independent Investment Banker" means, with respect to the Notes, Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

LETTER OF REPRESENTATIONS

        The term "Letter of Representations" means, with respect to this Fifth Supplemental Indenture only, the Letter of Representations relating to the Notes among the Company, the Trustee and The Depository Trust Company.

NOTES

        The term "Notes" means, with respect to this Fifth Supplemental Indenture only, the 6.35% Notes due 2005, which constitute a Series of Securities under the Indenture.

REFERENCE TREASURY DEALER

        The term "Reference Treasury Dealer" means, with respect to the Notes, each of Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Salomon Brothers Inc and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer.

REFERENCE TREASURY DEALER QUOTATIONS

        The term "Reference Treasury Dealer Quotations" means, with respect to the Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

SECOND SUPPLEMENTAL INDENTURE

        The term "Second Supplemental Indenture" means the Second Supplemental Indenture dated as of July 16, 1996 between the Company and the Trustee.

THIRD SUPPLEMENTAL INDENTURE

        The term "Third Supplemental Indenture" means the Third Supplemental Indenture dated as of October 7, 1996 between the Company and the Trustee.

TREASURY RATE

        The term "Treasury Rate" means, with respect to any Redemption Date for the Notes, (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively trade United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

        SECTION 1.02. OTHER DEFINITIONS. All of the terms appearing herein shall be defined as the same are now defined under the provisions of the Indenture, except when expressly herein otherwise defined.

                                   ARTICLE TWO
                               TERMS OF THE NOTES

SECTION 2.01.  TERMS OF THE NOTES.  The Notes shall have the following terms:

               (a) The Notes shall be designated as this Company's 6.35% Notes Due 2005, and shall constitute a Series of Securities under the Indenture;

               (b) The Notes shall be in the aggregate principal amount of Two Hundred Million United States Dollars (US$200,000,000) and shall mature on June 1, 2005;

               (c) The Notes shall bear interest at the rate of 6.35 percent per annum from June 1, 1998, payable semiannually on each June 1 and December 1, commencing December 1, 1998;

               (d) The Notes shall be issued initially as one Global Note, in registered form registered in the name of the Depository (as hereinafter identified) or its nominee in such denominations as are required by the Letter of Representations and shall be in the form attached hereto as Exhibit A;

               (e) The Depository for the Global Notes shall be The Depository Trust Company;

               (f) The Global Notes shall be exchangeable for definitive Notes in registered form substantially the same as the Global Notes in denominations of $1,000 or any integral multiple thereof upon the terms and in accordance with the provisions of the Indenture;

               (g) The Notes shall be payable (as to both principal and interest) when and as the same become due at the office of the Trustee, as provided in the Indenture, provided that, as long as the Notes are in the form of one or more Global Notes payments of interest may be made by wire transfer in accordance with the provisions of the Letter of Representations and provided further, that upon any exchange of the Global Notes for Notes in definitive form, the Company elects to exercise its option to have interest payable by check mailed to the registered owners at such owners' addresses as they appear on the Register, as kept by the Trustee on each relevant Record Date;

               (h) The Record Date for the Notes shall be May 15, in the case of the June 1 Payment Date, and November 15, in the case of the December 1 Payment Date, preceding the relevant Interest Payment Date;

               (i) The Notes will be redeemable, in whole or from time to time in part, at the option of the Company at any time at a Redemption Price equal to the greater of (a) 100% of the principal amount of the Notes to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points; plus, for each of (a) and (b) above, accrued interest on the principal amount being redeemed to the Redemption Date; and

               (j) The Notes shall be subject to the covenants set forth in
        Article II of the First Supplemental Indenture.

                                  ARTICLE THREE
                            MISCELLANEOUS PROVISIONS

        SECTION 3.01. PROVISIONS OF THE INDENTURE. Except insofar as herein otherwise expressly provided, all the definitions, provisions, terms and conditions of the Indenture shall be deemed to be incorporated in and made a part of this Fifth Supplemental Indenture; and the Indenture, as amended and supplemented by this Fifth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture and this Fifth Supplemental Indenture shall be read, taken and considered as one and the same instrument for all purposes and every Holder of Notes authenticated and delivered under the Indenture shall be bound hereby.

        SECTION 3.02. SEPARABILITY OF INVALID PROVISIONS. In case any one or more of the provisions contained in this Fifth Supplemental Indenture should be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Fifth Supplemental Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this Fifth Supplemental Indenture shall be construed as if such provision had never been contained herein.

        SECTION 3.03. EXECUTION IN COUNTERPARTS. This Fifth Supplemental Indenture may be simultaneously executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, AIRTOUCH COMMUNICATIONS, INC. has caused this Fifth Supplemental Indenture to be signed by its Chairman of the Board or one of its Executive Vice Presidents, Senior Vice Presidents, or Vice Presidents and to be signed and acknowledged by its Secretary or one of its Assistant Secretaries and THE FIRST NATIONAL BANK OF CHICAGO has caused this Indenture to be signed and acknowledged by one of its Vice Presidents and to be signed and acknowledged by one of its Assistant Secretaries, all as of the day and year first written above.

                                    AIRTOUCH COMMUNICATIONS, INC.


                                    By: ______________________________
                                    Name:   Margaret G. Gill
                                    Title:  Senior Vice President, Legal,
                                            External Affairs and Secretary



                                    By: _______________________________
                                    Name:   Sharon A. Le Duy
                                    Title:  Assistant Secretary


                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO, as Trustee


                                    By: ______________________________
                                    Name:
                                    Title:


                                    By: _______________________________
                                    Name:
                                    Title:

                                    EXHIBIT A
                                                                    BK-00949TAE0
No.                                                                        CUSIP
                          AIRTOUCH COMMUNICATIONS, INC.
                            GLOBAL NOTE REPRESENTING
                              6.35% NOTES DUE 2005

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO AIRTOUCH COMMUNICATIONS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY NOMINEE OF DTC TO A SUCCESSOR DEPOSITARY OR ANY NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

        AIRTOUCH COMMUNICATIONS, INC. (herein referred to as "AirTouch"), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum indicated on Schedule A hereof on June 1, 2005 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from June 1, 1998 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 6.35% per annum, payable on each June 1 and December 1, commencing December 1, 1998 (the "Interest Payment Dates"). Any such interest not so punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date and shall be paid as provided in Section 2.03 of the Indenture (hereinafter defined).

        The principal hereof is payable upon presentation and surrender of this Note at the principal office of The First National Bank of Chicago, as Trustee (herein called the "Trustee"). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business of the Record Date for such interest payment at such person's address as it appears on the registration books of the Trustee. The Record Date for the Notes shall be May 15, in the case of the June 1 Interest Payment Daate and November 15, in the case of the December 1 Interest Payment Date, preceding the relevant Interest Payment Date..

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

        This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

        IN WITNESS WHEREOF, AIRTOUCH COMMUNICATIONS, INC. has caused this Note to be signed by one of its Vice Presidents manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

                          AIRTOUCH COMMUNICATIONS, INC.


                                           By:  ________________________________
                                                   Senior Vice President, Legal,
                                                  External Affairs and Secretary


        Attest:  ____________________________
                Assistant Secretary

Dated: June 3, 1998

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO, as Trustee


By:  _____________________________
          Authorized Officer

                          AIRTOUCH COMMUNICATIONS, INC.
                            GLOBAL NOTE REPRESENTING
                              6.35% NOTES DUE 2005

This Note is one of a duly authorized issue of securities of AirTouch, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of July 16, 1996, as amended by the First Supplemental Indenture dated as of July 16, 1996, the Second Supplemental Indenture dated as of July 16, 1996, the Third Supplemental Indenture dated as of October 7, 1996, the Fourth Supplemental Indenture dated as of May 4, 1998 and the Fifth Supplemental Indenture dated as of June 3, 1998 (such Indenture as so amended being herein referred to as the "Indenture"), each being between AirTouch and the Trustee. This Note is one of a series of Notes designated as its "6.35% Notes Due 2005" aggregating $200,000,000 in principal amount (herein called the "Notes").

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of AirTouch, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting AirTouch and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of AirTouch, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or alter the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the redemption date), (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture, (3) change the time of payment or (4) modify any provisions of the Indenture relating to the amendment thereof or the creation of a supplemental indenture (except to increase the rights of the holders). It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive any past Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of each Note so affected. The Indenture also provides that AirTouch and the Trustee may enter into one or more supplemental indentures without the consent of or notice to any holder of Securities: (1) to cure any ambiguity, defect or inconsistency; (2) to permit a successor to assume AirTouch's obligations under the Indenture as permitted by the Indenture; (3) to eliminate or change any provision of the Indenture if such does not adversely affect the rights of any holder of Outstanding Securities; (4) to provide for the issuance and establish the terms and conditions of Securities of any series; (5) to add to the covenants of AirTouch further covenants, restrictions or conditions for the protection of the holders of all or any particular series of Securities and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture;
(6) to appoint, at the request of the Trustee, a successor Trustee for a particular series of Securities to act as such pursuant to the provisions of the Indenture; or (7) to add or change any of the provisions of the Indenture to such extent as shall be necessary to facilitate the issuance of Securities in
(i) global form or (ii) bearer form, registerable or not registerable as to principal or principal and interest, and with or without coupons.

The Notes will be redeemable in whole or from time to time in part, at the option of AirTouch at any time, at a redemption price equal to the greater of
(a) 100% of the principal amount of the Notes to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest hereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points; plus for each of (a) and (b) above, accrued interest on the principal amount being redeemed to the date of redemption. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption at least 30 but not more than 60 days before the date fixed for redemption, to their addresses as they appear on the register books. If less than all the Notes are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Notes of such series to be redeemed in whole or in part.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $1,000 and any integral multiple thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee in New York, New York by the registered owner hereof in person, or by such registered owner's attorney duly authorized in writing, on the books of AirTouch at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

AirTouch, the Trustee and any agent of AirTouch or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than AirTouch or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of AirTouch, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF AIRTOUCH IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future of AirTouch or of any successor thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM    --as tenants in common
        TEN ENT    --as tenants by the entireties
        JT TEN     --as joint tenants with right of survivorship an

        UNIF GIFT MIN ACT--________ Custodian ____________
                          (Cust)              (Minor)
                                    under Uniform Gifts to Minors
                                    Act ______________________
                                                        (State)

        Additional abbreviations may also be used though not in the above list.

                                               ----------------

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------- -------------------


-------------------------------- -------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

----------------------------------------------------------------

----------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing
                           ------------------------------------
attorney to transfer said Note on the books of AirTouch, with full power of substitution in the premises.

Dated:
      ------------------------------

                                           ---------------------

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this Note shall be $000,000,000. The following decreases/increases in the principal amount at maturity of this Note have been made:

                                                        Total Principal        Notation
                     Decrease in       Increase in         Amount at           Made by
    Date of           Principal         Principal           Maturity            or on
   Decrease/          Amount at         Amount at        Following such       Behalf of
   Increase            Maturity          Maturity       Decrease/Increase      Trustee
----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

----------------    ---------------    -------------    -----------------   ---------------

                                    EXHIBIT A
                                                                    BK-00949TAE0
No.                                                                        CUSIP
                          AIRTOUCH COMMUNICATIONS, INC.
                            GLOBAL NOTE REPRESENTING
                              6.35% NOTES DUE 2005

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO AIRTOUCH COMMUNICATIONS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY NOMINEE OF DTC TO A SUCCESSOR DEPOSITARY OR ANY NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

        AIRTOUCH COMMUNICATIONS, INC. (herein referred to as "AirTouch"), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum indicated on Schedule A hereof on June 1, 2005 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from June 1, 1998 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 6.35% per annum, payable on each June 1 and December 1, commencing December 1, 1998 (the "Interest Payment Dates"). Any such interest not so punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date and shall be paid as provided in Section 2.03 of the Indenture (hereinafter defined).

        The principal hereof is payable upon presentation and surrender of this Note at the principal office of The First National Bank of Chicago, as Trustee (herein called the "Trustee"). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business of the Record Date for such interest payment at such person's address as it appears on the registration books of the Trustee. The Record Date for the Notes shall be May 15, in the case of the June 1 Interest Payment Daate and November 15, in the case of the December 1 Interest Payment Date, preceding the relevant Interest Payment Date..

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

        This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

        IN WITNESS WHEREOF, AIRTOUCH COMMUNICATIONS, INC. has caused this Note to be signed by one of its Vice Presidents manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

                          AIRTOUCH COMMUNICATIONS, INC.


                                          By:
                                             -----------------------------------
                                             Senior Vice President, Legal,
                                             External Affairs and Secretary


        Attest:
                ---------------------------------
                      Assistant Secretary

Dated: June 3, 1998

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO, as Trustee


By:
   ---------------------------------
          Authorized Officer


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